THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS OPTION SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

                                OPTION AGREEMENT

     This OPTION AGREEMENT (this "Agreement") dated as of July 2, 2001, is entered into by and between Ultimate Holdings, Ltd., a Bermuda limited company (the "Optionor"), and GenesisIntermedia, Inc., a Delaware corporation (the "Company") (together with its successors and assigns, the "Holder").

     WHEREAS concurrently herewith the Company and Riverdale LLC, a New York limited liability company ("Riverdale"), are entering into an acquisition financing facility and investment banking commitment letter (the "Commitment Letter") dated the date hereof in favor of the Company;

     WHEREAS pursuant to the Commitment Letter, the Optionor is concurrently herewith issuing to Riverdale certain warrants, including warrants to purchase 2,000,000 shares of Common Stock of the Company at a purchase price of $9.00 per share (the "Warrants") pursuant to a Warrant Agreement dated the date hereof between the Company and Riverdale (as in effect on the date hereof and as amended from time to time, the "Warrant Agreement"); and

     WHEREAS to induce the Company and Riverdale to enter into the Commitment Letter and transactions contemplated thereby, the Optionor has agreed to grant options to the Holder providing for the purchase of shares of Common Stock of the Company held by Optionor in the manner hereinafter provided.

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein set forth, the parties hereto agree as follows:

     SECTION 1. FORM OF OPTION CERTIFICATES. Optionor has agreed to grant to the Holder options to purchase Common Stock on the terms and conditions provided herein (each an "Option" and collectively, the "Options"). The certificates evidencing the Options (the "Option Certificates") (and the form of election to purchase shares of Common Stock and the form of assignment printed on the reverse thereof) shall be substantially as set forth in Exhibit A hereto. Each Option Certificate shall be dated as of the date of issuance thereof, whether upon initial issuance or upon transfer or exchange, and each Option shall entitle the Holder thereof to purchase one share of Common Stock held by the Optionor, but the number of such shares and the Exercise Price (as defined in Section 3(c)) shall be subject to adjustments as provided herein.

     SECTION 2. COMMON STOCK AND OPTION COMMON STOCK. As hereinafter used in this Agreement, "Common Stock" shall mean the Common Stock, $0.001 par value, of the Company as authorized at the date hereof and stock of any other class into which such presently authorized Common Stock may hereafter be changed, and "Option Common Stock" shall mean the Common Stock issuable upon exercise of the Option. In case, by reason of the operation of Section 4, the Options shall entitle the Holder thereof to purchase any other shares of stock or other securities or property of the Company or of any other corporation, any reference in this Agreement to the exercise of Options shall be deemed to refer to and include the purchase of such other shares of stock or other securities or property upon such exercise.

     SECTION 3. TERM OF OPTIONS; EXERCISE PRICE OF OPTIONS.

     (a) The Options, and corresponding Option Certificates, shall be issued to the Holder within five business days after the execution and delivery of the Credit Agreement by the Holder and the Company, entitling the Holder to purchase 2,000,000 shares of Common Stock on the conditions set forth in this Agreement and the Option Certificate.

     (b) The Holder may exercise the Options evidenced by an Option Certificate, in whole or in part and in accordance with the provisions of this Section 3, if and to the same extent that Riverdale shall exercise the Series IB Warrants granted to it by the Company. To exercise the Options, the Holder shall surrender to the Optionor at the principal executive office of the Company the Option Certificate with the form of election to purchase duly executed, together with payment of the Exercise Price (as defined below) for each share of Option Common Stock issuable upon exercise of an Option, or, alternatively, to receive a lesser number of shares through a Net Exercise (as defined below), at or prior to 5:00 p.m. (Pacific Time) on July 1, 2005 (the "Expiration Date"), at which time all rights evidenced by the Option Certificates shall cease and the Options shall become void.

     (c) The purchase price for each share of Common Stock pursuant to the exercise of an Option (the "Exercise Price") shall be $9.00 per share. The Exercise Price shall be payable in lawful money of the United States of America, except as provided in clause (d)(2) below; provided, however, that the method of exercise of an Option (or part thereof) shall be effected in the same manner as the exercise of the Warrant upon which such Option becomes exercisable.

     (d) The Options may be exercised by either of the following methods:

     (1) Cash Exercise. If the Holder desires to exercise the Options for cash, the Holder must elect and sign the "Cash Exercise" election on the reverse side of the Option Certificate and deliver to the Optionor (x) the Option Certificate or Certificates representing the Options to be exercised and (y) cash or a certified or official bank check payable to the Optionor for the Exercise Price for such Option (a "Cash Exercise").

     (2) Net Exercise. If the Holder desires to exercise the Options without delivering cash, the Holder must elect and sign the "Net Exercise" election on the reverse side of the Option Certificate and deliver to the Optionor the Option Certificate or Certificates representing the Options to be exercised (a "Net Exercise"). Upon a Net Exercise, the Holder shall be entitled to a number of shares of Option Common Stock determined by using the following formula:

                           X =      Y(A-B)
                                    ------
                                         A
         Where:            X =      the number of shares of Option Common Stock
                                    to be issued to the Holder under the
                                    provisions of this Section 3(d)(2)
                           Y =      the number of shares of Option Common Stock
                                    that would otherwise be issued upon an
                                    exercise of the Options to be exercised if
                                    they were exercised for cash
                           A =      the Current Market Price per share of Common
                                    Stock calculated as of the date of exercise
                           B =      the Exercise Price then in effect

     SECTION 4. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES OF COMMON STOCK. The Exercise Price and the number of shares purchasable upon exercise of an Option are subject to adjustment upon the events and in the same manner as the Exercise Price (as defined therein) and the number of shares of Common Stock (as defined therein) purchasable upon exercise of the Warrants are subject to adjustment under Section 4 of the Warrant Agreement.

     SECTION 5. CURRENT MARKET PRICE. The "Current Market Price" per share of Common Stock at any date shall be the average of the daily closing prices for the 10 consecutive trading days ending on the last full trading day on the exchange or market specified in the second succeeding sentence, prior to the time and date as of which the Current Market Price is to be computed. The closing price for any day shall be the last reported sale price regular way or, if no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case (1) on the principal national securities exchange on which the shares of Common Stock are listed or to which such shares are admitted to trading or (2) if the Common Stock is not listed or admitted to trading on a national securities exchange, in the over-the-counter market as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq") or any comparable system or
(3) if the Common Stock is not listed on Nasdaq or a comparable system, as furnished by two members of the National Association of Securities Dealers, Inc. ("NASD") selected from time to time in good faith by the Board of Directors of the Company for that purpose. In the absence of all of the foregoing, or if for any other reason the Current Market Price per share cannot be determined pursuant to the foregoing provisions of this Section 5, the Current Market Price per share shall be the fair market value thereof as determined in good faith by the Board of Directors of the Company

     SECTION 6. EXERCISE OF OPTIONS AND STOCK CERTIFICATES

     (a) Subject to the provisions of this Agreement, the Holder shall have the right, which may be exercised as provided in such Option Certificate, to purchase from the Optionor (and the Optionor shall transfer and sell to the Holder) all or part of the number of fully paid and nonassessable shares of Option Common Stock specified in such Option Certificate (subject to the adjustments as herein provided), free of any liens, encumbrances and adverse claims, upon a Cash Exercise or Net Exercise. Upon surrender of such Option Certificate, it shall be canceled by the Optionor. The date of exercise of any Option shall be deemed to be the date of its receipt by the Optionor duly and properly filled in and signed and accompanied by proper funds as hereinafter provided. In the event of a Cash Exercise, payment of the Exercise Price may be made in cash or by certified or official bank check. No adjustment shall be made for any regular cash dividends declared or paid on shares of Common Stock prior to the exercise of an Option. Upon such Cash Exercise or Net Exercise, the Optionor shall transfer and cause to be delivered against receipt of payment therefor, and assigned to such name or names as the Holder may designate, a certificate or certificates for the number of full shares of Option Common Stock so purchased upon the exercise of such Options. No cash shall be paid in respect of any fraction of a share of such stock transferable upon such surrender, as provided in Section 7 of this Agreement.

     (b) Each certificate evidencing shares of Common Stock transferred upon the exercise of Options shall have such letters, numbers or other marks of identification or designation or such legends (including restrictive legends), summaries or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Common Stock may from time to time be listed, or to conform to usage.

     SECTION 7. ELIMINATION OF FRACTIONS. The Optionor shall not be required to transfer fractional shares of Common Stock upon any exercise of Options. As to any final fraction of a share that the Holder would otherwise be entitled to purchase upon such exercise, no cash or other adjustment in respect of such final fraction shall be made and it shall be disregarded for all purposes.

     SECTION 8. TRANSFER TAXES. The Holder will pay all documentary stamp taxes attributable to the transfer of shares of Option Common Stock upon the exercise of any Option; provided, however, that the Optionor shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any certificates for shares of Option Common Stock in a name other than that of the Holder.

     SECTION 9. SUPPLEMENTS AND AMENDMENTS. The Optionor and the Holder may from time to time make supplements or amendments to this Agreement upon their mutual written consent.

     SECTION 10. MUTILATED OR MISSING OPTION CERTIFICATES. If any Option Certificate shall be mutilated, lost, stolen or destroyed, the Optionor shall deliver a new Option Certificate of like tenor and denomination in exchange and substitution therefor upon surrender and cancellation of the mutilated Option Certificate or, in the case of a lost, stolen or destroyed Option Certificate, upon receipt of evidence satisfactory to the Optionor of the loss, theft or destruction of such Option Certificate and, in either case, upon receipt of such indemnity as the Optionor may require. The Holder shall also comply with such other reasonable regulations and pay such other reasonable charges as the Optionor may prescribe. Upon transfer of any property upon exercise of any new Option Certificate, the replaced Option Certificate shall be void to the same extent and it shall be the obligation of the Holder to satisfy any demand for transfer of property upon its later exercise to such extent.

     SECTION 11. NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier (i) the date of transmission, if such notice or such communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., Pacific

Time, on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., Pacific Time, on any date and earlier than 11:59 p.m., Pacific Time, on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) actual receipt by the party to whom such notice or communication is required to be given. The addresses and facsimile numbers for all such notices, communication and/or deliveries shall be as follows:

                           if to the Optionor,

                           Ultimate Holdings, Ltd.
                           c/o Cox, Hallett & Wilkinson
                           Milner House
                           Hamilton HM 12
                           Bermuda
                           Attn:  Colette Johnston
                           Fax:  441-292-7880

                           if to the Holder,

                           GenesisIntermedia, Inc.
                           5805 Sepulveda Blvd., 8th Floor
                           Van Nuys, CA 91411
                           Attn:  Ramy El-Batrawi
                           Fax:  (818) 902-4301

                           with a copy to:

                           Nida & Maloney, LLP
                           800 Anacapa Street
                           Santa Barbara, CA 93101
                           Attn:  Theodore R. Maloney
                           Fax:  (805) 568-1955

or to such other addresses or facsimile numbers as any party may most recently have designated in writing to the other parties hereto by such notice.

     SECTION 12. SUCCESSORS. All the covenants and provisions of this Agreement by or for the benefit of the Optionor shall bind and inure to the benefit of their respective successors and assigns hereunder.

     SECTION 13. GOVERNING LAW. This Agreement and each Option issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be construed in accordance with the laws of the State of Delaware without regard to the conflicts of laws principles thereof.

     SECTION 14. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to give to any person or corporation other than the Optionor and the Holder any legal or equitable right, remedy or claim under this Agreement.

     SECTION 15. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                            [Signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Option Agreement to be executed and delivered as of the day and year first above written.

                               OPTIONOR:

                               ULTIMATE HOLDINGS, LTD.
                                 a Bermuda limited company


                               By: ___________________________________
                                    Name:
                                    Title:

                               HOLDER:

                               GENESISINTERMEDIA, INC.,
                                 a Delaware corporation


                               By: ___________________________________
                                   Ramy El-Batrawi
                                   Chairman and Chief Executive Officer

                                                                     EXHIBIT A

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS OPTION SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

                            [FORM OPTION CERTIFICATE]

   EXERCISABLE ONLY ON OR AFTER JULY 2, 2001 AND BEFORE 5:00 P.M. JULY 1, 2005
                      (as provided in the Option Agreement
                               referred to below)

                                  OPTION NUMBER
                                     -------



                     This Option Certificate Certifies that

                             GENESISINTERMEDIA, INC.

               is the registered Holder of ______________________

Options (the "Options") expiring on the Expiration Date (as defined in Section 3(b) of the Option Agreement described on the reverse hereof) to purchase shares of the common stock (the "Common Stock"), par value $.001 per share, of GenesisIntermedia, Inc., a Delaware corporation (the "Company") held by Ramy El-Batrawi (the "Optionor"). Capitalized terms not otherwise defined herein shall have the terms prescribed in the Option Agreement.

The Option may be exercised by either of the following methods:

     (i) Cash Exercise. If the Holder desires to exercise this Option for cash, the Holder must elect and sign the "Cash Exercise" election on the reverse side of the Option Certificate and deliver to the Company (a) this certificate and
(b) cash or a certified or official bank check payable to the Optionor in the amount of the Exercise Price.

     (ii) Net Exercise. If the Holder desires to exercise the Option without delivering cash, the Holder must elect and sign the "Net Exercise" election on the reverse side of the Option Certificate and deliver to the Company the Option Certificate or Certificates representing the Options to be exercised (a "Net Exercise"). Upon a Net Exercise, is entitled to a number of shares of Option Common Stock as set forth in the Option Agreement. No fractional shares shall be issued on exercise of the Option, as provided in the Option Agreement, and that the number of kind of shares (or in certain events other property) purchasable upon exercise of the Options and the Exercise Price referred to on the reverse hereof may as of the date of this Option Certificate have been, or may after such date be, adjusted as a result of the occurrence of certain events, as more fully provided in the Option Agreement. No Option may be exercised after 5:00 p.m. Pacific Time on the Expiration Date.

Reference is hereby made to the further provisions of this Option Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

     IN WITNESS WHEREOF, the undersigned has caused duly signed this Option Certificate.

Dated:

ULTIMATE HOLDINGS, LTD.


By: _________________________
         Name:
         Title:

                                    [Reverse]
                             GENESISINTERMEDIA, INC.

     The Options evidenced by this Option Certificate are issued pursuant to an Option Agreement dated as of July 2, 2001 (the "Option Agreement"), duly executed and delivered by the Optionor to the Holder, which Option Agreement is hereby incorporated by reference in and made a part of this instrument and the Optionor and the Holder (as defined in such Option Agreement) and a copy of which Option Agreement will be available at the office of the Secretary of the Company for inspection by the Holder during normal business hours.

     The Options evidenced by this Option Certificate may be exercised at any time on or before the Expiration Date through a Cash Exercise or Net Exercise as described on the other side of this Certificate. In the event that upon any exercise of Options evidenced hereby the number of Options exercised shall be less than the total number of Options evidenced hereby, there shall be issued to the Holder a new Option Certificate evidencing the number of Options not exercised.

     The Option Agreement provides that upon the occurrence of certain events the Exercise Price may, subject to certain conditions, be adjusted and under certain circumstances the Option may become exercisable for securities or other assets other than the shares referred to on the face hereof. If the Exercise Price is adjusted, the Option Agreement provides that the number of shares of Common Stock purchasable upon the exercise of each Option shall be adjusted in certain circumstances.

     This Option Certificate is not transferable, in whole or in part.

                              ELECTION TO EXERCISE

                     To be executed upon exercise of Option

     The  undersigned   hereby   irrevocably   elects  to  exercise  the  right,
represented by this Option Certificate:

____ (a) Cash  Exercise:  to receive  ______ shares of common  stock,  par value
     $.001 per share, and herewith tenders payment for such shares in the amount of $___________ in accordance with the terms of this Option Certificate.

____ (a) Net Exercise: to receive ______ Shares of Common Stock, par value $.001 per share, in accordance with the terms of this Option Certificate.

     The ___ undersigned ___ requests that a certificate ___ for such shares be ___ registered in the name of ___ ___________________, ___ whose address is
__________________________________________  and ____ that ____ such ____  shares
____ be ____ delivered ____ to _____ __________________________ _____ whose ____
address ____ is ______________________________________________________.  If said number of shares is less than all of the shares of common stock purchasable hereunder, the undersigned requests that a new Option Certificate representing the remaining balance of such whole shares be registered in the name of the undersigned. and that such Option Certificate be delivered to the undersigned.

                            Signature:  ______________________________


Date:
Signature Guaranty: